MERCURY QA STRATEGY SERIES, INC.

                          Supplement dated January 18, 2002,
                  to the Prospectus and Statement of Additional
                     Information, each dated April 27, 2001

         The Board of Directors has approved a change in the underlying funds in which the equity portion of Mercury QA Strategy Growth and Income Fund, Mercury QA Strategy Long-Term Growth Fund and Mercury QA Strategy All-Equity Fund (each, a "Fund") may invest, to become effective on or about April 1, 2002 (the "Effective Date"). The change in underlying funds will NOT affect a Fund's investment objective or investment strategies, including its strategic target allocations. The new underlying equity funds will be: Master Large Cap Value Portfolio and Master Large Cap Growth Portfolio of the Master Large Cap Series Trust and Master S&P 500 Index Series, Master Mid Cap Index Series, Master Small Cap Index Series and Master International (Capitalization Weighted) Index Series of Quantitative Master Series Trust (the "New Underlying Funds"). The fixed-income portion of each Fund, if any, will continue to be invested in the Master Aggregate Bond Index Series of Quantitative Master Series Trust.

         The New Underlying Funds have lower expense ratios than the current underlying equity funds in which the Funds invest. Based on the anticipated expense reductions, the Board of Directors approved the termination of the waiver by the Investment Adviser of its .35% administrative fee with respect to each Fund as of the Effective Date. The Board determined that notwithstanding the termination of this waiver arrangement, the proposed change in underlying equity funds is anticipated to result in lower annual expenses for each Fund than under the current waiver arrangement.

         In addition, as of the Effective Date, the names of the Funds will be changed to the following: Merrill Lynch Strategy Growth and Income Fund, Merrill Lynch Strategy Long-Term Growth Fund and Merrill Lynch Strategy All-Equity Fund of the Merrill Lynch Strategy Series, Inc. In connection with the name changes, each Fund will implement the Merrill Lynch Select PricingSM System. Under this system, Class A shares of each Fund will instead be called Class D shares and Class I shares of each Fund will instead be called Class A shares. Class B and Class C shares will keep their name. All sales charges and 12b-1 fees applicable to each class also will remain the same, including any applicable contingent deferred sales charges.

         Shareholders of the Funds will continue to enjoy exchange privileges with other Mercury mutual funds until on or about April 30, 2002. In addition, from and after the Effective Date, shareholders will enjoy exchange privileges with Merrill Lynch mutual funds.

Code # 19090-0401
Code # 19091-0401